                                 $14,000,000.00


                                 AMENDMENT NO. 3

                                       TO

                           LOAN AND SECURITY AGREEMENT

                    originally dated as of September 11, 2000

                                  by and among

                            THE TRIZETTO GROUP, INC.
                        CREATIVE BUSINESS SOLUTIONS, INC.
                        FINSERV HEALTH CARE SYSTEMS, INC.
                       HEALTHCARE MEDIA ENTERPRISES, INC.
                                 HEALTHWEB, INC.
                        MARGOLIS HEALTH ENTERPRISES, INC.
                               NOVALIS CORPORATION
                       TRIZETTO APPLICATION SERVICES, INC.
                      DIGITAL INSURANCE SYSTEMS CORPORATION
                        HEALTH NETWORKS OF AMERICA, INC.
                         NOVALIS DEVELOPMENT CORPORATION
                   NOVALIS DEVELOPMENT & LICENSING CORPORATION
                          NOVALIS SERVICES CORPORATION
                                  ERISCO, INC.
                  RESOURCE INFORMATION MANAGEMENT SYSTEMS, INC.
                         WINTHROP FINANCIAL GROUP, INC.
                           OPTION SERVICES GROUP, INC.
                                INFOTRUST COMPANY

                           (collectively, "Borrower")

                                       and

                         HELLER HEALTHCARE FINANCE, INC.

                                   ("Lender")


                        Amended as of September 20, 2001

                 AMENDMENT NO.3 TO LOAN AND SECURITY AGREEMENT


        THIS AMENDMENT NO.3 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of this 20th day of September, 2001, by and among THE TRIZETTO GROUP, INC., a Delaware corporation ("TriZetto"), CREATIVE BUSINESS SOLUTIONS, INC., a Texas corporation ("CBS"); FINSERV HEALTH CARE SYSTEMS, INC., a New York corporation ("Finserv"); HEALTHCARE MEDIA ENTERPRISES, INC., a Delaware corporation ("HME"); HEALTHWEB, INC., a Delaware corporation ("HealthWeb"); MARGOLIS HEALTH ENTERPRISES, INC., a California corporation ("Margolis"); NOVALIS CORPORATION, a Delaware corporation ("Novalis"); TRIZETTO APPLICATION SERVICES, Inc., a Colorado corporation ("TriZetto Application"); DIGITAL INSURANCE SYSTEMS CORPORATION, an Ohio corporation ("Digital"); HEALTH NETWORKS OF AMERICA, INC., a Maryland corporation ("Health Networks"); NOVALIS DEVELOPMENT CORPORATION, a Delaware corporation ("Novalis Development"); NOVALIS DEVELOPMENT & LICENSING CORPORATION, an Indiana corporation ("Novalis Licensing"); NOVALIS SERVICES CORPORATION, a Delaware corporation ("Novalis Services" and, collectively with TriZetto, CBS, Finserv, HME, HealthWeb, Margolis, Novalis, TriZetto Application, Digital, Health Networks, Novalis Development and Novalis Licensing, the "Original Borrower"), ERISCO, INC., a New York corporation ("Erisco"), RESOURCE INFORMATION MANAGEMENT SYSTEMS, INC., an Illinois corporation ("RIMS"), WINTHROP FINANCIAL GROUP, INC., an Illinois corporation ("Winthrop"), OPTION SERVICES GROUP, INC., an Illinois corporation ("Option Services", and collectively with Erisco, RIMS and Winthrop, the "Additional Borrower"), INFOTRUST COMPANY, an Illinois corporation ("New Borrower" and, collectively with the Original Borrower and the Additional Borrower, the "Borrower"), and HELLER HEALTHCARE FINANCE, INC., a Delaware corporation ("Lender").

                                    RECITALS

        WHEREAS, pursuant to that certain Loan and Security Agreement dated September 11, 2000, by and between Original Borrower, Elbejay Acquisition Corp., a Delaware corporation ("LBJ"), Healthcare Media Private Limited, an India company and subsidiary of HME ("HMP") and Lender (the "Original Loan Agreement", as previously amended by that certain Amendment No. 1 to Loan and Security Agreement dated as of October 17, 2000, by that certain Amendment No. 2 to Loan and Security Agreement dated as of December 28, 2000, as amended hereby and as it may be further amended, modified and restated from time to time, the "Loan Agreement"), Lender agreed to make available to Original Borrower, LBJ and HMP a revolving credit facility;

        WHEREAS, Borrower has acquired all of the assets and business of New Borrower and desires, among other things, to add the accounts of New Borrower to the Borrowing Base (as defined in the Loan Agreement; and

        WHEREAS, Lender and Borrower believe it is in their mutual best interests that, among other things, (a) the accounts of New Borrower be added to the Borrowing Base (as defined in the

Loan Agreement), (b) New Borrower be added as a Borrower under the Loan Agreement pursuant to Section 2 herein and (c) the Loan Agreement be otherwise modified as provided herein.

        NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

        SECTION 1. DEFINITIONS. Unless otherwise defined in this Amendment, all capitalized terms shall have the meanings assigned to such terms in the Loan Agreement.

        SECTION 2. ADDITION OF NEW BORROWER. Original Borrower, Additional Borrower, New Borrower and Lender agree that, upon satisfaction of the conditions set forth in this Amendment, New Borrower shall constitute a "Borrower" for purposes of and as defined in the Loan Agreement and the other Loan Documents. Accordingly, New Borrower hereby agrees to be bound by all of the conditions, covenants, representations, warranties, and other agreements set forth in the Loan Agreement, and hereby agrees to promptly execute all further documentation required by Lender to be executed by New Borrower, consistent with the terms of this Amendment, the Loan Agreement and the other Loan Documents.

        SECTION 3. CONFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each entity comprising Borrower, including without limitation New Borrower, hereby (a) confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct with respect to such Borrower, and
(b) specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any lien or security interest in favor of any other person or entity other than Permitted Liens.

        SECTION 4. GRANT BY NEW BORROWER OF SECURITY INTEREST.

        (a) Pursuant to and in accordance with the terms of Article III of the Loan Agreement (as amended hereby), and consistent with the intent of the parties, as security for the payment of the Obligations of Borrower, including without limitation New Borrower, to Lender, New Borrower hereby assigns and grants to Lender a continuing first priority lien on and security interest in, on and to the following property of New Borrower, all of which property shall, in the aggregate, be deemed to be and treated for all purposes as "Collateral" under the Loan Agreement, as follows:

               (i) all of Borrower's now-owned and hereafter acquired or arising Accounts, accounts receivable and rights to payment of every kind and description, and all of Borrower's contract rights, chattel paper, documents and instruments with respect thereto, and all of Borrower's rights, remedies, security and liens, in, to and in respect of the Accounts, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any Account Debtor, and credit and other insurance;

               (ii) all moneys, securities and other property and the proceeds thereof, now or hereafter held or received by, in transit to, in possession of, or under the control of Lender or a bailee or Affiliate of Lender, from or for Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of Borrower's deposits (general or special), balances, sums and credits with Lender at any time existing;

               (iii) all of Borrower's right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts, including, without limitation, all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any Account, and all returned, reclaimed or repossessed goods;

               (iv) all of Borrower's now owned or hereafter acquired deposit accounts into which Accounts are deposited, including the Lockbox Account;

               (v) all of Borrower's now owned and hereafter acquired or arising general intangibles and other property of every kind and description with respect to, evidencing or relating to its Accounts, accounts receivable and other rights to payment, including, but not limited to, all existing and future customer lists, choses in action, claims, books, records, ledger cards, contracts, licenses, formulae, tax and other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies, and computer programs, information, software, records, and data, as the same relates to the Accounts;

               (vi) the proceeds (including, without limitation, insurance proceeds) of all of the foregoing.

        (b) On the execution of this Amendment by the parties and thereafter as Lender deems necessary in its sole discretion, New Borrower shall execute and deliver any other agreements, documents, instruments and writings deemed necessary by Lender, or as Lender may otherwise request from time to time in its sole discretion to evidence, perfect or protect Lender's lien and security interest in the Collateral under this Amendment, the Loan Agreement or the other Loan Documents.

        (c) Prior to the execution hereof, and thereafter (as and when determined by Lender in its reasonable discretion), Lender will perform the searches described in clauses (i) and (ii) below against New Borrower (the results of which are to be consistent with New Borrower's representations and warranties under this Amendment and the Loan Agreement), all at Borrower's expense:

               (i) Uniform Commercial Code searches with the Secretary of State and local filing offices of each jurisdiction where New Borrower maintains its executive offices, a place of business or assets; and

               (ii) judgment, federal tax lien and corporate and partnership tax lien searches, in each jurisdiction searched under clause (i) above; and

        In addition, prior to the execution hereof, at Borrower's expense, New Borrower shall obtain and deliver to Lender good standing certificates showing New Borrower to be in good standing in its state of incorporation and in each other state in which it is doing and currently intends to do business for which qualification is required, except for such locations (not including New Borrower's state of incorporation) where failure to be so qualified could not have a Material Adverse Effect.

        (d)    With respect to the Collateral pledged to Lender pursuant to
Section 4(a) of this Amendment, Borrower, including without limitation New Borrower, hereby agrees to abide by the covenants and agreements set forth in
Section 3.3, Section 3.4 and Section 3.6 of the Loan Agreement.

        SECTION 5. AMENDMENT TO LOAN AGREEMENT.

        (a) Section 1.5 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               "SECTION 1.5 BASE RATE. "Base Rate" means a rate of interest equal to one percent (1%) above the "Prime Rate of Interest".

        (b) Section 1.31(a)(i) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                      "(i) has or is reasonably expected to have a material adverse effect on the business, operations, condition (financial or otherwise), assets, liabilities or properties of Borrower, taken as a whole;"

        (c) Section 1.46 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               "SECTION 1.46 TERMINATION FEE. "Termination Fee" shall mean a fee payable upon termination of the Agreement, as yield maintenance for the loss of bargain and not as a penalty, equal to (a) if the effective date of termination is on or before the first anniversary of the initial Closing Date hereunder, the greater of (i) three percent (3%) of the Maximum Loan Amount and (ii) the Yield Maintenance Amount, (b) if the effective date of termination is after the first anniversary of the initial Closing Date hereunder but before the second anniversary of the initial Closing Date hereunder, the greater of (i) two percent (2%) of the Maximum Loan Amount and (ii) the Yield Maintenance Amount, and (c) if the effective date of termination is after the second anniversary of the initial Closing date hereunder but before March 31, 2004, the greater of (i) one percent (1%) of the Maximum Loan Amount and (ii) the Yield Maintenance Amount."

        (d)    Section 2.1 of the Loan Agreement is hereby modified as follows:

               (i) Section 2.1(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                      "(a)   The maximum aggregate principal amount of credit
         extended by Lender to Borrower under this Agreement (the "Loan") that will be outstanding at any time is Fourteen Million and No/100 Dollars ($14,000,000.00) (the "Maximum Loan Amount"). The parties hereto shall negotiate in good faith to increase the Maximum Loan Amount if the Borrowing Base exceeds the Maximum Loan Amount then in effect; provided, however, that any increase in the Maximum Loan Amount shall be subject, in all cases, to the approval of Lender's credit committee, acting in its sole and absolute discretion."

               (ii) Section 2.1(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               "The Loan shall be in the nature of a revolving line of credit and shall include sums advanced and other credit extended by Lender to or for the benefit of Borrower from time to time under this Article II (each, a "Revolving Credit Loan") up to the Maximum Loan Amount depending upon the availability in the Borrowing Base, the requests of Borrower pursuant to the terms and conditions of Section 2.2, and on such other basis as Lender may reasonably determine. The outstanding principal balance of the Loan may fluctuate from time to time, to be reduced by repayments made by Borrower (which may be made without penalty or premium), and to be increased by future Revolving Credit Loans, advances and other extensions of credit to or for the benefit of Borrower, and shall be due and payable in full upon the expiration of the Term; provided that, notwithstanding the foregoing or anything else to the contrary herein, so long as there is no Event of Default occurring or continuing hereunder, Borrower shall be entitled (although it shall not be required) to maintain an outstanding principal balance under the Loan equal to $6,000,000 at any time, and provided that there is no Event of Default occurring or continuing hereunder, Borrower shall not be required (although it shall be entitled) to make repayments of the Loan to reduce the outstanding principal balance under the Loan to less than such amount. For purposes of this Agreement, any determination as to whether there is availability within the Borrowing Base for advances or extensions of credit shall be made by Lender in its sole discretion and is final and binding upon Borrower."

        (e) Section 2.4(c) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               "(c)   For so long as the Loan is available to Borrower, Borrower unconditionally shall pay to Lender a monthly loan management fee (the "Loan Management Fee") equal to 0.042% of the average amount of the outstanding principal balance of the Revolving Credit Loans during the preceding month. The Loan Management Fee shall be payable monthly in arrears on the first day of each successive calendar month."

        (f) Section 2.8(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

              "(a)    Subject to Lender's right to cease making Revolving Credit
        Loans to Borrower upon or after any Event of Default, this Agreement shall be in effect until March 31, 2004, unless terminated as provided in this Section 2.8 (the "Term"), and this Agreement shall be renewed for one-year periods thereafter only upon the mutual written agreement of the parties."

        (g) Section 3.1 of the Loan Agreement is hereby modified by (i) deleting the ", and" at the end of subsection (ii) thereof, and (ii) adding a new subsection (iv) at the end of subsection (iii) as follows:

              "and (iv) the payment and performance of the obligations of Borrower under that certain Secured Term Note in the aggregate principal amount of Six Million and No/100 Dollars ($6,000,000.00) dated September 14, 2001 and made by Borrower in favor of Lender (the "Secured Term Note")"

        (h)    Section 6.10 of the Loan Agreement is hereby modified as follows:

               (i) Section 6.10(iv) is hereby modified by substituting "$500,000" for the figure "$250,000" appearing therein.

               (ii) Section 6.10(v) is hereby modified by substituting "$200,000" for the figure "$100,000" appearing therein.

        (i) Section 6.17 of the Loan Agreement is hereby modified by substituting "$500,000" for the figure "$250,000.00" appearing therein.

        (j) Section 6.23 of the Loan Agreement is hereby modified by deleting the first sentence thereof and replacing it with the following:

              "TriZetto will not at any time allow its "tangible net worth" to fall below $12,000,000. For purposes of this Section 6.23, "tangible net worth" shall be defined as TriZetto's net worth, on a consolidated basis, minus all intangibles, including without limitation good will, in each case calculated in accordance with GAAP; provided that, for purposes of calculating "tangible net worth", TriZetto shall be entitled to include deferred tax liability associated with any intangibles generated from acquisitions made by it."

        (k) Section 7.1 of the Loan Agreement is hereby modified by (i) deleting the "." at the end of subsection (iv) thereof, and (ii) adding a new subsection (v) at the end of subsection (iv) as follows:

               "and (v) the indebtedness set forth in Schedule 7.1(v)."

        (l) Section 7.4 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               "SECTION 7.4. RESTRICTION ON FUNDAMENTAL CHANGES; NO CHANGE IN OPERATION OR CONTROL. Borrower will not: (i) enter into any transaction of merger or consolidation except as set forth on Schedule 7.4 hereof;
        (ii) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution); (iii) convey, sell, lease, sublease (other than the subleases currently in existence as reflected on Borrower's financial statements), transfer or otherwise dispose of, in one transaction or a series of transactions, any of its assets, or the capital stock of any subsidiary of Borrower, whether now owned or hereafter acquired, other than in the ordinary course of business; or (iv) acquire by purchase or otherwise all or any substantial part of the business or assets of, or stock or other evidence of beneficial ownership of, any Person, other than such acquisitions as may be approved in writing by Lender; provided that Borrower shall be permitted to acquire by purchase or otherwise, on notice to Lender only but without Lender's prior approval as required hereunder, any business or assets of, or stock or other evidence of beneficial ownership of any Person, to the extent that the purchase price for any such acquisition, individually or together with all other acquisitions by Borrower hereunder on or after September 14, 2001, does not exceed $20,000,000. Borrower agrees that compliance with this
        Section 7.4 is a material inducement to Lender's advancing credit under this Agreement. Borrower further agrees that in addition to all other remedies available to Lender, Lender shall be entitled to specific enforcement of the covenants in this Section 7.4, including without limitation injunctive relief.

        (m) Section 7.6 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               "SECTION 7.6. DIVIDENDS, DISTRIBUTIONS, AND MANAGEMENT FEES. Borrower will not make, declare or pay any dividends or distributions with respect to, purchase, redeem or otherwise acquire for value any of its outstanding stock now or hereafter outstanding, or return any capital of its stockholders, except pursuant to the Borrower's existing or future Restricted Stock Agreements or as otherwise approved by the Board of Directors of the applicable Borrower (provided, that such issuances, in the aggregate shall not exceed 10% of the outstanding shares of the capital stock of any such Borrower), nor shall Borrower pay management fees or fees of a similar nature to any person other than to other entities which constitute the Borrower (in accordance with the terms hereof); provided that, so long as no Event of Default is occurring or continuing hereunder, Borrower shall be permitted to pay dividends to its Affiliates (regardless of whether any such Affiliate is a "Borrower" hereunder).

        (n) Section 7.12 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               "SECTION 7.12. TRANSACTIONS WITH AFFILIATES AND SUBSIDIARIES. Borrower will not enter into any transaction, including without limitation the purchase, sale, or exchange of property, or the loaning or giving of funds to any Affiliate (except for any Affiliate that is also a "Borrower" hereunder) or subsidiary, except in the ordinary course of business and pursuant to the reasonable requirements of Borrower's business and upon terms substantially the same and no less favorable to Borrower as it would obtain in a comparable arm's length transaction with any Person not an Affiliate (except for any Affiliate that is also a "Borrower" hereunder) or subsidiary, and so long as the transaction is not otherwise prohibited under this Agreement. For purposes of the foregoing, Lender consents to the transactions described on Schedule 7.12. Notwithstanding the foregoing, no Borrower will transfer any assets to any subsidiary of Borrower identified on Schedule
        4.1 or any other subsidiary of a Borrower entity which is not a Borrower hereunder nor cause any such subsidiary to commence operations without the prior written consent of Lender until such subsidiary is added as a "Borrower" entity hereunder as set forth in Section 7.9 above for purposes of including the assets of such subsidiary in the Collateral (provided, however, that Lender shall not be required to lend against the assets of such subsidiary added as a Borrower entity)."

        (o) Section 7.14 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               "Section 7.14. Change in Capital Structure. Except as set forth on Schedule 7.14-1, there shall occur no change in Borrower's capital structure as set forth in Schedule 7.14-2 without the prior written consent of Lender, which consent shall not be unreasonably withheld."

        (p)    Section 8.1 of the Loan Agreement is hereby modified as follows:

               (i) Section 8.1(e) is hereby modified by substituting "200,000" for the figure "60,000" appearing therein.

               (ii) Section 8.1(h) is hereby modified by substituting "250,000" for the figure "100,000" appearing therein.

               (iii) Section 8.1(k) is hereby modified by substituting "500,000" for the figure "100,000" appearing therein.

               (iv) Section 8.1 is hereby modified generally by (i) deleting the "or" at the end of Section 8.1(q), (ii) substituting "; or" for the "." at the end of Section 8.1(r) and (iii) by adding a new Section 8.1(s) as follows:

                      "(s)   An Event of Default shall have occurred under the
               Secured Term Note."

        (q) Section 8.4 of the Loan Agreement is hereby modified by deleting the first sentence thereof and replacing it with the following:

               "Lender shall have the right to proceed against all or any portion of the Collateral to satisfy in any order (a) the liabilities and Obligations of Borrower or any of Borrower's subsidiaries or Affiliates to Lender or any of Lender's Affiliates under this Agreement or (b) upon the occurrence of an Event of Default under the Secured Term Note, the liabilities and obligations of Borrower to Lender or any of Lender's Affiliates under the Secured Term Note."

        (r) A new Section 9.22 is hereby added to the Loan Agreement as follows:

               "SECTION 9.22. APPOINTMENT OF AGENT UNDER THIS AGREEMENT.

                      (a) Each of the entities comprising Borrower (other than TriZetto) hereby irrevocably appoints and constitutes TriZetto as its agent to request and receive Revolving Credit Loans (and to otherwise act on behalf of each such entity pursuant to this Agreement and the other Loan Documents) from Lender in the name or on behalf of each such entity. Lender may disburse the Revolving Credit Loans to the bank account of any one or more of such entities without notice to any of the other entities comprising Borrower or any other Person at any time obligated on or in respect of the Obligations.

                      (b) Each of the entities comprising Borrower (other than TriZetto) hereby irrevocably appoints and constitutes TriZetto as its agent to receive statements of account and all other notices from Lender with respect to the Obligations or otherwise under or in connection with this Agreement and the other Loan Documents.

                      (c) No purported termination of the appointment of TriZetto as agent hereunder shall be effective without the prior written consent of Lender."

        SECTION 6. INTENTIONALLY LEFT BLANK.

        SECTION 7. ENFORCEABILITY. This Amendment constitutes the legal, valid and binding obligation of New Borrower, and is enforceable against New Borrower in accordance with its terms.

        SECTION 8. EFFECTIVE DATE. The obligation of Lender to enter into and perform this Amendment and to make Revolving Credit Loans under the Loan Agreement is subject to the following conditions precedent:

        (a) Lender shall have received two (2) executed originals of this Amendment, the Certificate of Validity and all other Loan Documents required to be executed and delivered hereunder or under the Loan Agreement, including but not limited to updated Schedules to the Loan Agreement; provided, that Borrower shall only be obligated to provide Lender with one (1) original of the executed Third Amended and Restated Revolving Credit Note;

        (b) Lender shall have received one (1) executed original of the Secured Term Note in the aggregate principal amount of Six Million and No/100 Dollars ($6,000,000.00) dated of even date with this Amendment and made by Borrower in favor of Lender;

        (c) Lender shall have received all searches and good standing certificates required under Section 4(c) hereof;

        (d) Borrower, including without limitation New Borrower, shall have complied and then be in compliance with all of the terms, covenants and conditions set forth in this Amendment, the Loan Agreement and the other Loan Documents;

        (e) There shall have occurred and be continuing no Event of Default and no event which, with the giving of notice or lapse of time or both, could constitute an Event of Default;

        (f) Lender shall have received an executed Secretary's certificate from New Borrower together with all attachments thereto, including but not limited to Board of Directors resolutions of New Borrower and copies of any other action taken by New Borrower to authorize the execution, delivery and performance of this Amendment and the borrowing of the Loan under the Loan Documents, substantially in the form provided to New Borrower;

        (g) Lender shall have received an executed certificate of chief financial officer from each entity comprising Borrower, substantially in the form provided to Borrower;

        (h) Lender shall have received a written opinion of counsel for New Borrower, dated the date of this Agreement, with respect to New Borrower only and substantially in the form of the opinion previously delivered by counsel for Original Borrower in connection with the execution and delivery of the Original Loan Agreement by Original Borrower;

        (i) Lender shall have received and approved an updated Borrowing Base Certificate of Borrower;

        (j) Borrower shall have satisfied the conditions set forth in Section 5.1(l) (landlord estoppels) of the Loan Agreement, except the extent expressly waived by Lender; and

        (k) Borrower, including without limitation New Borrower, as applicable, shall have provided Lender with any other executed documents or other information required to be provided pursuant to the closing checklist provided by Lender to Borrower or otherwise reasonably requested by Lender.

        SECTION 9. COSTS. Borrower shall be responsible for the payment of all costs of Lender incurred in connection with the preparation of this Amendment, the Third Amended and Restated Revolving Credit Note, the UCC-1 Financing Statements, the searches described above, all filing fees, and all reasonable document preparation fees of Lender's in-house counsel.

        SECTION 10. NO NOVATION. Lender's agreement to add New Borrower shall not constitute a novation of the debt evidenced by the Revolving Credit Note (as amended and restated hereby and by the Third Amended and Restated Revolving Credit Note dated of even date herewith), nor shall it constitute a waiver of the Lender's right of consent in connection with any future addition of new borrowers.

        SECTION 11. REFERENCE TO THE EFFECT ON THE LOAN AGREEMENT.

               (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

               (b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

               (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

        SECTION 12 . GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland without regard to any otherwise applicable conflicts of laws principles thereof. Without limiting the effectiveness of any other provision of this Amendment, the Loan Agreement or the other Loan Document, New Borrower expressly agrees to be bound by the provisions of Section 9.16, 9.18, 9.19 and 9.20 of the Loan Agreement.

        SECTION 13. HEADINGS. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

        SECTION 14. COUNTERPARTS. This Amendment may be executed in any number of counterparts (and by facsimile), each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to Loan and Security Agreement to be executed as of the date first written above.

                                    LENDER:

                                    HELLER HEALTHCARE FINANCE, INC.,
                                    a Delaware corporation


                                    By:
                                        ----------------------------------------
                                    Name:  David G. Moore
                                    Title: Senior Vice President


                                    ORIGINAL BORROWER:

                                    THE TRIZETTO GROUP, INC.,
                                    a Delaware corporation


                                    By:
                                        ----------------------------------------
                                    Name:  Michael J. Sunderland
                                    Title: Chief Financial Officer and Secretary


                                    CREATIVE BUSINESS SOLUTIONS, INC.,
                                    a Texas corporation


                                    By:
                                        ----------------------------------------
                                    Name:  Michael J. Sunderland
                                    Title: Chief Financial Officer and Secretary



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                    FINSERV HEALTH CARE SYSTEMS, INC.,
                                    a New York corporation


                                    By:
                                        ----------------------------------------
                                    Name:  Michael J. Sunderland
                                    Title: Chief Financial Officer and Secretary


                                    HEALTHCARE MEDIA ENTERPRISES, INC.,
                                    a Delaware corporation


                                    By:
                                        ----------------------------------------
                                    Name:  Michael J. Sunderland
                                    Title: Chief Financial Officer and Secretary


                                    HEALTHWEB, INC., a Delaware corporation


                                    By:
                                        ----------------------------------------
                                    Name:  Michael J. Sunderland
                                    Title: Chief Financial Officer and Secretary


                                    MARGOLIS HEALTH ENTERPRISES, INC.,
                                    a California corporation


                                    By:
                                        ----------------------------------------
                                    Name:  Michael J. Sunderland
                                    Title: Chief Financial Officer and Secretary



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                    NOVALIS CORPORATION, a Delaware
                                    corporation


                                    By:
                                        ----------------------------------------
                                    Name:  Michael J. Sunderland
                                    Title: Chief Financial Officer and Secretary


                                    TRIZETTO APPLICATION SERVICES, INC.,
                                    a Colorado corporation


                                    By:
                                        ----------------------------------------
                                    Name:  Michael J. Sunderland
                                    Title: Chief Financial Officer and Secretary


                                    DIGITAL INSURANCE SYSTEMS CORPORATION,
                                    an Ohio corporation


                                    By:
                                        ----------------------------------------
                                    Name:  Michael J. Sunderland
                                    Title: Chief Financial Officer and Secretary


                                    HEALTH NETWORKS OF AMERICA, INC.,
                                    a Maryland corporation


                                    By:
                                        ----------------------------------------
                                    Name:  Michael J. Sunderland
                                    Title: Chief Financial Officer and Secretary



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                    NOVALIS DEVELOPMENT CORPORATION,
                                    a Delaware corporation


                                    By:
                                        ----------------------------------------
                                    Name:  Michael J. Sunderland
                                    Title: Chief Financial Officer and Secretary


                                    NOVALIS DEVELOPMENT & LICENSING CORPORATION, an Indiana corporation


                                    By:
                                        ----------------------------------------
                                    Name:  Michael J. Sunderland
                                    Title: Chief Financial Officer and Secretary


                                    NOVALIS SERVICES CORPORATION
                                    a Delaware corporation


                                    By:
                                        ----------------------------------------
                                    Name:  Michael J. Sunderland
                                    Title: Chief Financial Officer and Secretary


                                    ADDITIONAL BORROWER:

                                    ERISCO, INC., a New York corporation


                                    By:
                                        ----------------------------------------
                                    Name:  Michael J. Sunderland
                                    Title: Chief Financial Officer and Secretary



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                    RESOURCE INFORMATION
                                    MANAGEMENT SYSTEMS, INC.,
                                    an Illinois corporation


                                    By:
                                        ----------------------------------------
                                    Name:  Michael J. Sunderland
                                    Title: Chief Financial Officer and Secretary


                                    WINTHROP FINANCIAL GROUP, INC.,
                                    an Illinois corporation


                                    By:
                                        ----------------------------------------
                                    Name:  Michael J. Sunderland
                                    Title: Chief Financial Officer and Secretary


                                    OPTION SERVICES GROUP, INC., an
                                    Illinois corporation


                                    By:
                                        ----------------------------------------
                                    Name:  Michael J. Sunderland
                                    Title: Chief Financial Officer and Secretary


                                    NEW BORROWER:

                                    INFOTRUST COMPANY, an Illinois corporation


                                    By:
                                        ----------------------------------------
                                    Name:  Michael J. Sunderland
                                    Title: Chief Financial Officer and Secretary